UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________

FORM 8-K
___________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): April 16, 2014

Turbine Truck Engines, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	333-109118	59-3691650
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

46600 Deep Woods Road, Paisley, Florida 32767
(Address of principal executive offices)

386-943-8358
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Item 8.01 Other Events

The Company (“TTE”) filed its Form 10-K Annual Report on April 16, 2014, one day beyond the required filing period. On March 31, 2014 the Company filed its form 12b-25, Notification of Late Filing, requesting an additional fifteen days for the filing of its Annual Report for the year ending December 31, 2013. While the audit and Annual Report were completed within that the frame, the Company was unable to get the report filed on April 15, 2014 due to the technical requirements imposed by the XBRL filing requirements due to the Company’s large equity statements. The Annual Report was filed April 16, 2014.

Item 9.01 Financial Statements and Exhibits

None

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Turbine Truck Engines, Inc.

Dated: April 16, 2014	By:	/s/ Michael H. Rouse
Michael H. Rouse,
CEO

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